Exhibit 32.1

Certification of the Chief Executive Officer

 Pursuant to 18 U.S.C. Section 1350,

 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of KBW, Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2012 as filed with the Securities and Exchange Commission (the “Report”), I, Thomas B. Michaud, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 8, 2012

/s/ THOMAS B. MICHAUD
Thomas B. Michaud
Chief Executive Officer

*                           The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.